Exhibit 99(3)

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") PURSUANT TO AN
EXEMPTION FROM SUCH REGISTRATION AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURUSANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION. SEE PARAGRAPH 2 "OFFERING" HEREIN.

                           CANARGO ENERGY CORPORATION

                                   TERM SHEET

   PRIVATE PLACEMENT OF UP TO 10 MILLION SHARES IN CANARGO ENERGY CORPORATION

                                  18 August 2000


1     ISSUER

CanArgo Energy Corporation, a Delaware corporation (the "Company") with its principal offices at 1580, 727 - 7th Avenue SW Calgary, Alberta, Canada, telephone no. 00 1 403 777 1185, telefax no. 00 1 403 777 1578, whose shares are listed on the Oslo Stock Exchange (main) list and in the U.S. NASDAQ Over the Counter Bulletin Board ("Bulletin Board"). The Company is an oil and gas exploration and production company that owns interests in oil and gas properties located in the Republic of Georgia and elsewhere in Eastern Europe. The Company's principal activities involve the rehabilitation and development of oil and gas fields with productive histories that indicate potential for increased production through the application of modern production techniques. See Paragraph 5 "Available Information" and Paragraph 6 "Risk Factors" herein.

2     OFFERING

The Company is offering up to 10 million shares (the "Shares") of its common stock, par value $ 0,1 per share ("Common Stock") in a private placement (the "Offering") to qualified investors who are knowledgeable, sophisticated and experienced in making, and are qualified to make, decisions with respect to investments in restricted securities (such as this Shares) and whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or who it is reasonable to expect will acquire the Shares for investment and not for distribution in a restricted period and have sufficient resources to hold such shares indefinitely and can suffer a loss of their entire investment, through Den norske Bank ASA - DnB Markets, and Sundal Collier & Co ASA as placement agents (collectively, the "Agents"), at NOK [ ] per Share during an offering period closing on 18 August, 2000. No offering memorandum or prospectus has been prepared for use in connection with the Offering. The Offering will prior to the listing of the Shares require a prospectus under the Stock
Exchange Regulations, Chapter 18 (offering of more than 10 % of the share capital). The Offering will not require a prospectus under the Securities Trade Act of 1997, Chapter 5 as the Offer is in compliance with the exemptions from the obligation to prepare a prospectus in connection with offers made to professional investors (the Offering is being made to registered professional investors or securities issued in minimum lots of EURO 40.000 in terms of nominal value or subscription price)

The Shares are being offered in a transaction intended to qualify for an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the "Securities Act") afforded by Regulation S promulgated thereunder ("Regulation S"). Pursuant to Regulation S the Shares are deemed "restricted securities" and may not be sold in the United States or to a "U.S. person" (as defined in Schedule 2 attached to the Subscription Agreement and made a part thereof) until after the first anniversary of the effective date of the sale of the Shares ("Closing Date") or unless they have been registered under the Securities Act or pursuant to an exemption from such registration. Subscribers must also represent, among other things, that they also are not U.S. persons, and that the Shares will not be resold by the subscribers to U.S. persons or into the United States except pursuant to an exemption from registration under the Securities Act or until the earlier of the first anniversary of the Closing Date or the Shares have been registered for resale under the Securities Act, as further detailed in Schedules 1 and 2 to the Subscription Agreement. The Company has agreed, as soon as practicable after the Closing Date, to prepare and file with the United States Securities and Exchange Commission ("SEC") a registration statement registering the Shares on Form S-3 (the "Registration Statement"), if available, for resale. The Company has also agreed to pay subscribers a cash fee of 3.33% of the purchase price of their Shares for each full 30 day period after receipt by CanArgo from all investors of duly signed Subscription Agreements including Schedule 3 to the Subscription Agreements until the registration Statement on Form S-3 is declared effective by the SEC up to a maximum of 10 % of the purchase price.

THE SHARES OF COMMON STOCK BEING SOLD PURSUANT TO THE OFFERING HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY OTHER SECURITIES LAWS, AND HAVE BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION UNDER THE ACT CONTAINED IN REGULATION S UNDER THE ACT. PRIOR TO 18 AUGUST, 2001, NO OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION (COLLECTIVELY A DISPOSAL) OF THE COMMON STOCK SOLD PURSUANT TO THE OFFERING MAY BE MADE: A) IN THE UNITED STATES OR TO, FOR THE ACCOUNT OR BENEFIT OF, ANY "US PERSON" (AS DEFINED IN REGULATION S) UNLESS (I) REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS OR (II) EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS ARE AVAILABLE AND CANARGO ENERGY CORPORATION (THE "COMPANY") RECEIVES A WRITTEN OPINION OF UNITED STATES LEGAL
COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO THE EFFECT THAT SUCH DISPOSAL IS EXEMPT FROM SUCH REGISTRATION REQUIREMENTS; AND (B) OUTSIDE THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF A PERSON WHO IS NOT A "US PERSON" (AS DEFINED IN REGULATION S) UNLESS (I) THE BENEFICIAL OWNER OF SUCH SHARES AND THE PROPOSED TRANSFEREE SUBMIT CERTAIN CERTIFICATIONS TO THE COMPANY AND (II) THE COMPANY RECEIVES A WRITTEN OPINION OF UNITED STATES LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO IT TO THE EFFECT THAT SUCH DISPOSAL IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

3     USE  OF  PROCEEDS

The purpose of the offering is to provide working capital for the Company in order to:

     I.   Continue  growth  and  development  of  CanArgo  in  Georgia

     Capitalize on available opportunities in Georgia to develop CanArgo in to the dominant oil & gas company in the Central Caucasus

     II.  Expand  activities  in  the  Caucasus/Caspian  region

     Exploit  CanArgo's  existing  assets  and  opportunities  in  the  Caspian

     Build on the Company's contacts and reputation in the area to acquire further projects in the region either through project development or corporate acquisitions

Under the mandate to place the Offering, the placement agents each receive a fee of 5.75 % of gross placement consideration under the Offering. The Company will also reimburse the placement agents their out of pocket expenses, legal fees, etc.

4     TERMS  OF  THE  SHARES

The Shares are common shares, with all the rights and privileges accorded the Company's outstanding common shares. The Shares will be registered electronically on a special VPS-account established for each subscriber, which will indicate that the shares are restricted securities. At such time as the resale of the Shares has been registered under the Securities Act, the restriction on the special VPS accounts will be lifted and the special VPS account will function as a regular VPS-account. Until then the Shares will be restricted and will not be available for trading on the Bulletin Board or listed for trading on the Oslo Stock Exchange. At such time as the Registration Statement becomes effective and a prospectus under the Stock Exchange Regulation Chapter 18 has been approved by the Oslo Stock Exchange and made public by the Company, the Shares will be freely tradable on the Oslo Stock Exchange and in the United States on the Bulletin Board and may be sold to U.S. persons, provided, however, each selling stockholder (and any broker-dealer through whom such stockholder sells its Shares) will be required, until the expiration of the first anniversary of the Closing Date, to deliver a current prospectus together with each confirmation of the sale of the Shares. Each subscriber shall be required to make the representations and warranties in Schedule
1 to the Subscription Agreement regarding its status as a non-U.S. person and its agreement to abide by the restrictions on resales into the United States and to U.S. persons. Reference is made to the complete text of Schedule 1 to the Subscription Agreement, which is incorporated by reference herein.

5     AVAILABLE  INFORMATION

No prospectus or offering memorandum has been prepared in connection with the Offering. However, subscribers should review the following materials regarding the Company (which are considered information furnished to investors and which are incorporated by reference herein): the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 filed with the SEC on in 2000; the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30 , 2000 filed with the SEC in 2000; the definitive proxy statement for CanArgo's annual general meeting of shareholders held 14 June in 2000 filed with the SEC on 9 May 2000, and the prospectuses (S-3 and S-3A filed 4 August, 2000 and 14 August, 2000 respectively and S-I/A and addenda POS-AM filed 7 June 1999 and 29 July, 1999 and 24 August, 1999 respectively) all of which may be obtained at the following internet site: http://www.sec.gov) before electing to subscribe for Shares. Copies of these documents can also be obtained from the Agents.

6     RISKS  OF  THE  INVESTMENT

An investment in the Shares in the Offering constitutes a speculative investment entailing a high degree of risk. Investors should review the attached materials, and, in particular, the Company's Annual Report on Form 10-K (see above), which set forth certain risks associated with the Company's business, financial condition and prospects. This Term Sheet (and the materials incorporated by reference herein) includes forward-looking statements within the meaning of Section 27(a) of the Securities Act. All statements other than statements of historical fact made herein, including without limitation, those regarding the Company's financial position, business strategy, projected financial results and plans and objectives of management for future operation, are forward-looking statements. Although the Company believes that the expectations reflected in such statements are reasonable, it can give no assurance that such expectations will prove to be correct.

7     MISCELLANEOUS

THIS TERM SHEET HAS NOT BEEN FILED WITH OR REVIEWED BY THE SEC OR ANY OTHER GOVERNMENTAL AGENCY OR OTHER BODY CHARGED WITH THE ADMINISTRATION OF ANY SECURITIES LAWS OF ANY JURISDICTION; NEITHER HAS THE SEC OR ANY SUCH OTHER
AGENCY OR BODY PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

This Term Sheet has been prepared by the Company and is being furnished through the Agents, solely for the use of prospective purchasers in connection with this Offering. The Agents make no representation or warranty as to the accuracy or completeness of the information contained herein. By accepting delivery of this Term Sheet and any associated materials, the recipient agrees not to reproduce or distribute this Term Sheet and such materials to any person other than its professional advisers, without the prior written consent of the Company. No Shares may be sold to any person without delivery to such person of a Term Sheet and the execution and delivery by such person of a Subscription Agreement.

The Shares are being offered when, as and if issued, subject to prior sale or withdrawal, cancellation or modification of the offer without notice. The distribution of this Term Sheet and associated materials in certain jurisdictions may be restricted by law. Persons into whose possession this Term Sheet may come are required by the Company to inform themselves about and to observe any such restrictions.

NO PERSON (OTHER THAN COMPANY REPRESENTATIVES) HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER AND SALE OF THE SHARES OTHER THAN THOSE CONTAINED IN THE TERM SHEET (AND THE MATERIALS INCORPORATED BY REFERENCE HEREIN) AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON. THIS TERM SHEET DOES NOT RELATE TO ANY SECURITIES OTHER THAN THOSE DESCRIBED HEREIN OR CONSTITUTES AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO PURCHASE ANY OF THE SHARES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION IN SUCH JURISDICTION. THE DELIVERY OF THIS TERM SHEET AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

PURCHASE  OF  THE  SHARES  OFFERED  HEREBY  MAY  RESULT  IN  TAX  OR OTHER LEGAL
CONSEQUENCES NOT DISCUSSED HEREIN. PROSPECTIVE SUBSCRIBERS FOR SHARES ARE NOT TO CONSTRUE THIS TERM SHEET AND ASSOCIATED MATERIALS OR ANY PRIOR OR SUBSEQUENT COMMUNICATION FROM THE COMPANY OR THE AGENTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES AS LEGAL OR INVESTMENT ADVICE. EACH PROSPECTIVE SUBSCRIBER FOR SHARES SHOULD CONSULT WITH AND RELY ON THE
SUBSCRIBER'S OWN PROFESSIONAL ADVISERS, INCLUDING LEGAL COUNSEL AND TAX ADVISERS, AS TO THE CONSEQUENCES OF ANY INVESTMENT BY THE SUBSCRIBER IN THE SHARES.

In this Term Sheet, all references to "dollars" and "$" are to United States dollars and all references to "NOK" are to Norwegian Kroner. On 18 August, 2000 the exchange rate for dollars and Kroner, as reported in Nettavisen, was $1.00 equals NOK ______ All references to "subscribers" are to those investors who purchase Shares pursuant to Subscription Agreements and all references to "Subscription Agreements" are to an agreement between the Company and a subscriber, each of which shall be substantially identical, in substantially the form of Appendix A.

APPENDIX  A:     Subscription  Agreement